SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Under § 240.14a-12

Northport Investments Inc.
(Name of Registrant as Specified in Its Charter)

___________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

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5)	Total fee paid:

Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:______________________________________________________________________
2)	Form Schedule or Registration Statement No.: _____________________________________________________
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4)	Date Filed: ________________________________________________________________________________

Northport Investments Inc.
#380, 1200 West 73 rd Avenue
Vancouver, BC, Canada, V6P6G5

January 10, 2003

Dear Shareholder:

You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Northport Investments Inc. to be held at 10:00 a.m. Pacific Standard Time on Friday, January 31, 2003, at the executive offices of the company located at #380-1200 W. 73rd Avenue, Vancouver, B.C., Canada V6P 6G5.

The accompanying Notice of the 2002 Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the Annual Meeting. The Board of Directors recommends that shareholders vote in favor of each of the matters presented.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please mark, sign, date and return the Proxy Card in the enclosed self-addressed and stamped envelope, or by facsimile at (604) 267-1905, as soon as possible. Your stock will be voted in accordance with the instructions you have given in the Proxy Card. You may still attend the Annual Meeting and vote in person even if you have previously voted by proxy.

I look forward very much to seeing you on January 31st.

Sincerely,

/s/ Zhao Yan

Zhao Yan
Chairman of the Board

NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
OF NORTHPORT INVESTMENTS INC.
TO BE HELD AT 10:00 A.M. ON January 31, 2003

To the Shareholders of Northport Investments, Inc.:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Northport Investments Inc., a Nevada corporation, will be held at 10:00 a.m. Pacific Standard Time on Friday, January 31, 2003, at the executive offices of the company located at #380-1200 W. 73rd Avenue, Vancouver, B.C., Canada V6P 6G5, and all adjournments and postponements thereof, for the following purposes:

1	.	To elect seven directors to serve until the 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2	.	To ratify the Board of Directors’ selection of Cordovano and Harvey, as the company’s independent auditors for the fiscal year ending September 30, 2003; and

3	.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors of Northport Technologies has fixed January 1, 2003 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person, but even if you expect to be present at the Annual Meeting, you are requested to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the envelope provided, or by facsimile at (604) 267-1905, to ensure your representation. Shareholders attending the Annual Meeting may vote in person even if they have previously voted by proxy.

By Order of the Board of Directors,

/s/ Richard Wang

Richard Wang
Corporate Secretary
Vancouver, British Columbia
January 10, 2003

NORTHPORT INVESTMENTS INC.
#380-1200 W. 73rd Avenue
Vancouver, B.C., Canada V6P 6G5
Tel: (604) 267-1999
Fax: (604) 267-1905

PROXY STATEMENT
FOR THE
2002 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON January 31, 2003

GENERAL

This Proxy Statement is furnished to the shareholders of Northport Investments Inc. (“Northport”), a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of Northport. The proxies are to be voted at the 2002 Annual Meeting of Shareholders of Northport (the “Annual Meeting”) to be held at the executive offices of the company located at #380-1200 W. 73rd Avenue, Vancouver, B.C., Canada V6P 6G5, at 10:00 a.m. Pacific Standard Time on Friday, January 31, 2003, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice. The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all duly executed proxies received by Northport will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies. This Proxy Statement and the accompanying form of proxy have been mailed to shareholders on or about January 10, 2003.

The cost of the solicitations will be borne by Northport, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the Proxy Card and any additional information furnished to shareholders. No additional compensation will be paid to directors, officers or other regular employees for their services in connection with this proxy solicitation.

ANNUAL REPORT

An Annual Report to Shareholders on Form 10-KSB (the “Annual Report”), containing financial statements for the fiscal year ended September 30, 2002, accompanies this Proxy Statement. Shareholders are referred to the Annual Report for financial and other information about the activities of Northport. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

Northport will furnish to you any exhibit described in the list accompanying the Annual Report, upon the payment, in advance, of the specified reasonable fees related to Northport’s furnishing of such exhibit(s). Requests for copies of the Annual Report and/or exhibit(s) should be directed to Manager of Investor Relations, Northport Investments, Inc., #380-1200 W. 73rd Avenue, Vancouver, B.C., Canada V6P 6G5 or by calling (604) 307-4706. In the alternative, you may find the Annual Report and the exhibits to the Annual Report on the Security and Exchange Commission’s web-site at www.sec.gov.

RECORD DATE AND VOTING RIGHTS

Only holders of record of Northport’s shares of common stock, par value $0.0001 per share (“Common Stock”), at the close of business on January 1, 2003 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, Northport had 500,000 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

The following table summarizes the voting requirements for the two proposals:

Proposal	Vote Required

Proposal No. 1: Election of seven directors.
Unless notice is given at the beginning of the Annual Meeting to cumulate votes (as discussed below), a majority of the votes of shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required. If there is no cumulative voting, persons controlling a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting can elect all of the directors.

Proposal No. 2: Ratification of the Board of Directors’ appointment of Cordovano and Harvey, as Northport’s independent auditors for fiscal year ending September 30, 2003.	The votes of persons controlling a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting must be cast FOR ratification.

CUMULATIVE VOTING

If any Northport shareholder who is entitled to vote at the Annual Meeting gives notice at the beginning of the meeting of the shareholder’s intention to cumulate his or her votes with respect to the election of directors, all of the shareholders will be entitled to cumulate votes for the election of candidates at the Annual Meeting. Cumulative voting enables a shareholder to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are normally entitled, or to distribute the shareholder’s votes on the same principle among as many candidates as the shareholder desires.

QUORUM

A majority of Northport’s issued and outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions will be included in determining the presence of a quorum at the Annual Meeting. However, an abstention will not have any effect on the outcome for the election of directors or the other proposals.

LIST OF SHAREHOLDERS ENTITLED TO VOTE

At least 10 days before the Annual Meeting, the Corporate Secretary of Northport will make a complete list of the shareholders entitled to vote at the Annual Meeting arranged in alphabetical order, with the address of and number of shares held by each shareholder. The list will be kept on file at the principal offices of Northport and will be subject to inspection by any shareholder of Northport at any time during normal business hours. The list will also be present for inspection at the Annual Meeting.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a Proxy Card. If you own shares through a bank or brokerage firm account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a “legal proxy”. Northport encourages you to vote your shares in advance of the Annual Meeting date by one of the methods described above, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

PROXY VOTING

Shares for which Proxy Cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted “FOR” the election of each of the nominees to the Board of Directors named on the following page, and “FOR” the other proposals to be voted on at the Annual Meeting. It is not expected that any matters other than those referred to in this Notice and Proxy Statement will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of Northport’s stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed envelope.

REVOCABILITY OF PROXY

Any shareholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Northport a written notice of revocation or a duly executed Proxy Card bearing a later date or by attending the Annual Meeting and voting in person. Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a “legal proxy” from the bank or brokerage firm and voting at the Annual Meeting.

DATE AND TIME OF OPENING AND CLOSING OF THE POLLS

The date and time of the opening of the polls for the Annual Meeting shall be 10:00 a.m. on January 31, 2003. The time of the closing of the polls for voting shall be announced at the Annual Meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a shareholder, determines otherwise.

VOTING AT THE ANNUAL MEETING

The Corporate Secretary will tabulate votes cast by proxy or in person at the Annual Meeting. The Corporate Secretary will also determine whether a quorum is present. Each shareholder of record at the close of business on January 1, 2003, is entitled to one vote for each share then held on each matter submitted to a vote of shareholders.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The directors and executive officers of Northport do not have any substantial interest in the matters to be acted upon at the Annual Meeting.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

NOMINEES FOR THE BOARD OF DIRECTORS

Northport’s Bylaws provide that the Board of Directors shall consist of between one and seven members, with the exact number of directors between one and seven to be determined by the Board of Directors. The Board of Directors has set the number of directors at seven, and there are currently seven members of the Board of Directors.

Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting.

The Board of Directors of Northport has proposed that the following seven nominees be elected at the Annual Meeting, each of whom shall hold office for one year or until his or her successor shall have been elected and qualified: Zhao Yan; Bo Jia Zhong; Xiang Dong Liu; Guo Wei; Stephen Dadson; Gao Yao; and Richard Wang. All nominees have consented to being named as nominees and have agreed to serve if elected. Each nominee is currently a member of the Board of Directors.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying Proxy Card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the seven nominees will be available to serve as directors of Northport, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

As provided in the Bylaws of Northport, the directors are to serve a one-year term. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of directors.

A shareholder submitting a proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. Directors are elected by a majority of votes.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each director, executive officer and nominee of Northport as of the date of this Proxy Statement.

Name	Age	Current Position	Term
Zhao Yan	47	Chairman of the Board	October 2001 to Present
		and President

Jia Bo Zhong	47	Director, Vice President,	October 2001 to Present
		Corporate Secretary and Treasurer

Stephen Dadson	58	Director and Chief	May 2002 to Present
		Executive Officer

Richard Wang	50	Director	October 2001 to Present

Gao Yao	51	Director	May 2002 to Present

Guo Wei	51	Director	May 2002 to Present

Liu Xiang Dong	32	Director	May 2002 to Present

The above listed officers and directors will serve until the next annual meeting of the shareholders or until their death, resignation, retirement, removal, or disqualification, or until their successors have been duly elected and qualified. Vacancies in the existing Board of Directors are filled by majority vote of the remaining Directors

There are no family relationships among any of the directors and executive officers of Northport except Guo Wei and Gao Yao are brother in law and sister in law respectively and Zhao Yan and Jia Bo Zhang are husband and wife.

On October 4, 2001, the previous board members, Devinder Randhawa, Chairman and President, and Robert Hemmerling, Director, Secretary and Treasurer tendered their resignations, which were accepted. Neither director had a disagreement with the registrant on any matter relating to the registrant’s operations, policies or practices. Since that date, Yan Zhao has served as Chairman and President; Zhong Bo Jia as Vice Director and Treasurer and Richard Wang as Secretary. All were elected by unanimous consent. Biographies of the directors are provided below:

Yan Zhou – Chairperson and President

Yan Zhou is currently Chairperson and President of a Dalian, China based software development company, Dalian Beigang Information Industry Development Co. Ltd., which she co-founded in 1997. Prior to 1997, she spent five years as general manager of Dalian Electronic and Telecommunication Co. Ltd. From 1969 to 1992, she was general manager of the Dalian Post and Telecommunication Bureau. Yan Zhou is a 1976 Bachelor of Science graduate of Chang Chun Post and Telecommunications College.

Zhong Bo Jia – Vice President and Director

From 1992 until co-founding Dalian Beigang Information Industry Development Co. Ltd., a Dalian China based software development company in 1997, Mr. Jia was President of Dalian Electronic and Telecommunication Co. Ltd. From 1969 to 1973 and from 1977 to 1992, he was with the Dalian Post and Telecommunication Bureau as Vice General Manager. Mr. Jia is a 1977 Bachelor of Science graduate from Beijing Post and Telecommunication University.

Richard Wang – Director and Secretary

Richard Wang, a Canadian citizen residing in Vancouver, B.C., Canada, has founded several North American businesses in areas of motion picture productions, over the counter medicine and health food products distribution, general merchandise export and import. He has been involved in all aspects of new product research and development in USA, Canada and Asia, including electronic medical devices, electronic security monitoring system, and water-resistant and child-resistant electronic lighters, which are approved by Consumer Product Safety Commission of United States. Mr. Wang has served as a director of Teda Technologies International Inc. since October 2001 and Super Energy Investments Corporation Inc. since December 2000.

On May 16, 2002, the Company announced that the following additional persons had been appointed directors; such appointments to be approved by the shareholders at the next annual meeting.

Gao Yao – Director

Gao Yao is a BA graduate from the People’s University of China in Beijing. Prior to joining the Company, she was an assistant manager at Beijing JingTai Building Co. Ltd. and previously was with the Beijing Data Center of the Post and Telecommunications Research Institute.

Guo Wei – Director

A 1984 graduate of Beijing Normal College, Guo Wei spent 5 years with Beijing Automobile Motor Co. as assistant to the president and 4 years with the China Construction Bank investment group. From 1993 until 1996, he was owner and operator of a software development company, Beijing New Idea 3D Computer Co. Ltd., before joining Dalian Beigang Information Development Co. Ltd. in 1997.

Dong Xiang Liu – Director

Dong Xiang Liu is a Bachelor of Arts graduate of both Dalian University and Shanghai Fu Dan University. Prior to joining Dalian Beigang Information Development Co. Ltd. as Vice General Manager, he was an accountant with China Ships Fuel Supply Co. in Dalian and with Dalian Department Store Group Co. Ltd. Mr. Liu is a professional Chinese accountant whose primary role with Dalian Beigang Information Development Co. Ltd. is to ensure smooth business operations.

Stephen Dadson – Director, Chief Executive Officer

Stephen Dadson has been engaged in several Chinese enterprises since 1990. Mr. Dadson, however, has been consulting to foreign firms through his legal practice in Canada since 1982.

Mr. Dadson received his B.Sc. degree from the University of Manitoba and Law degree from the University of British Columbia in 1972. Mr. Dadson practiced commercial and securities law for many years from Vancouver, B.C., Canada. In 1986, Mr. Dadson left full-time practice to become CEO of a resource based company sponsored by a large European insurance group.

In 1990, Mr. Dadson and a Chinese partner began a food and beverage manufacturing and distribution business in China, Hansen Corinco Group, which now has expanded to include real estate development, and hospitality investments.

Mr. Dadson's recent activities have been focused on new businesses in China. He has been active in the IT sector over the last several years and was, prior to joining the Company, CEO of a Chinese education service provider. He was appointed initial CEO and became a director of the Company in May 2002.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors has no nominating, compensation or audit committee at this time. During the fiscal year ended September 30, 2002, the Board of Directors held one regular meeting and one special meeting. All directors attended the meetings. The Board of Directors, as a whole, identifies and screens candidates for membership on Northport’s Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

To Northport’s knowledge, the following table sets forth information with respect to the beneficial ownership of its outstanding Common Stock as of the record date, January 1, 2003, by: (i) each person known by Northport to beneficially own more than 5% of its Common Stock; (ii) each of its executive officers; (iii) each of its directors; and (iv) all of its executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Unless otherwise indicated, the address for those listed below is c/o Northport Investments, Inc., #380-1200 W. 73rd Avenue, Vancouver, B.C., Canada V6P 6G5. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Northport's Common Stock outstanding as of January 1, 2003 was 500,000. Except as otherwise noted, the amounts reflected below are based upon information provided to Northport and in filings with the Securities and Exchange Commission.

Name of Beneficial Owner	Number of Shares	Percent of Outstanding
Zhao Yan	nil	0
Jia Bo Zhong	nil	0
Stephen Dadson	nil	0
Gao Yao	nil	0
Richard Wang	nil	0
Guo Wei	nil	0
Dong Xiang Liu	nil	0
Devinder Randhawa	152,000	30.4%
Robert Hemmerling	152,000	30.4%
ALL EXECUTIVE OFFICERS,CONTROL PERSONS & DIRECTORS AS A GROUP (9 Persons)	304,000	60.8%

CHANGE IN CONTROL

Northport is not aware of any arrangement that would upset the control mechanisms currently in place over the corporation. Although it is conceivable that a third party could attempt a hostile takeover of Northport, it has not received notice of any such effort.

EXECUTIVE COMPENSATION

None of our officers and/or directors receive any compensation for their respective services rendered on behalf of Northport, nor have they received such compensation in the past. They all have agreed to act without compensation until authorized by the Board of Directors.

Compensation of Directors

All directors are reimbursed for any reasonable expenses incurred in the course of fulfilling their duties as directors of Northport.

Employment Contracts

Northport does not currently have any employment contracts with its executive officers or any other employee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Northport’s directors, executive officers and persons who own more than ten percent of its Common Stock to file with the Securities Exchange Commission and the company reports on Forms 3, Forms 4 and Forms 5 reflecting transactions affecting beneficial ownership. Based solely upon Northport’s review of copies of such forms received by it, Northport believes that, during fiscal year ended September 30, 2002, no persons did not timely file Forms 3, 4 and 5 reporting transactions affecting their beneficial ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No transactions with management or other parties occurred since the beginning of Northport’s last fiscal year that would otherwise be reported under this section.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE NAMED ABOVE.

PROPOSAL NO. 2: RATIFY APPOINTMENT OF INDEPENDENT AUDITORS FOR 2003

Cordovano and Harvey, of Denver, Colorado, served as Northport’s independent auditors for the fiscal year ended September 30, 2002, and has been selected by the Board of Directors to continue as its independent auditors for the fiscal year ending September 30, 2003.

Although the appointment of Cordovano and Harvey is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent public accountant for the fiscal year ending September 30, 2003. In the event that the votes in opposition to ratification exceed the votes in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of Northport to select other auditors for the fiscal year ending September 30, 2003.

A representative from Cordovano and Harvey is not expected to be present at the Annual Meeting.

Fees Paid to Principal Independent Accountants

During the fiscal year ended September 30, 2002, Cordovano and Harvey billed Northport the fees set forth below in connection with services rendered by those firms to Northport.

     Audit Fees. For professional services rendered by Cordovano and Harvey for the audit of Northport’s financial statements for the fiscal year ended September 30, 2002, Cordovano and Harvey billed Northport fees in the aggregate amount of $1,650.00. For reviews of unaudited financial statements included in Northport’s Quarterly Reports on Form 10-QSB for the fiscal year ended September 30, 2002, Cordovano and Harvey billed Northport fees in the aggregate amount of $1,822.00.

     Financial Information Systems Design and Implementation Fees. For the fiscal year ended June 30, 2002, Cordovano and Harvey did not render professional services to Northport in connection with (i) directly or indirectly operating, or supervising the operation of Northport’s information system or managing its local area network, (ii) designing or implementing a hardware or software system that aggregates source data underlying Northport’s financial statements or generates information that is significant to Northport’s financial statements taken as a whole or (iii) assessing, designing and implementing internal accounting controls and risk management controls

     All Other Fees. Cordovano and Harvey rendered no fees for professional services other than those described above to Northport for the fiscal year ended September 30, 2002.

There were no hours expended on the principal auditor’s engagement to audit Northport financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal auditor’s full-time, permanent employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

If the shareholders do not ratify the Board of Directors’ selection of Cordovano and Harvey, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending September 30, 2003.

____________________________________

PROPOSALS OF SHAREHOLDERS

A shareholder proposal is a shareholder's recommendation or requirement that Northport and/or its Board of Directors take certain action, which the shareholder intends to present at a meeting of Northport’s shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes Northport should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words.

Requirements for Shareholder Proposals to be Considered for Inclusion in Northport’s Proxy Materials. Proposals received from shareholders are given careful consideration by Northport in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Shareholder proposals are eligible for consideration for inclusion in Northport’s proxy statement for the 2003 Annual Meeting of Shareholders if they are received by Northport on or before September 30, 2003. Any shareholder proposal should be directed to the attention of the Secretary of Northport at #380 – 1200 W. 73rd Avenue, Vancouver, B.C., Canada V6P 6G5.

Requirements for Shareholder Proposals to be Brought Before the Annual Meeting. In order for a shareholder proposal submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), such proposal must be received by Northport on or prior to December 15, 2003 (not more than 90, but not less than 60, days prior to the date of the Annual Meeting). Northport will have discretionary authority with respect to shareholder proposals submitted for consideration at the 2003 Annual Meeting of Shareholders that are not “timely” within the meaning of Rule 14a-4(c). Northport reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

Shareholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates to: The Nevada Agency & Trust Company, Attention: Mark Miller, 50 West Liberty Street, Suite #880, Reno, Nevada, 89501. Northport's transfer agent may also be reached by telephone at (775) 322-0626 or by facsimile at (775) 322-5623.

OTHER MATTERS

Northport knows of no other matters that are likely to be brought before the Annual Meeting. If, however, other matters not presently known or determined properly come before the Annual Meeting, the persons named as proxies in the enclosed Proxy Card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

By Order of the Board of Directors

/s/ Zhao Yan

Zhao Yan
Chairman of the Board

January 10, 2003

THE BOARD HOPES THAT SHAREHOLDERS WILL ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NORTHPORT INVESTMENTS INC.
ANNUAL MEETING OF SHAREHOLDERS – January 31, 2003

The undersigned shareholder(s) of NORTHPORT INVESTMENTS INC., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement, and hereby appoints Zhao Yan and Stephen Dadson, or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on January 31, 2003, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

Proposal No. 1 – To elect seven directors, each to hold office for one year or until his or her successor shall have been elected and qualified.

Nominees:	Zhao Yan	Stephen Dadson	Gao Yao
Liu Xiang	Jia Bo Zhang	Richard Wang	Guo Wei Dong

For the Nominees Listed above (except as indicated below)	Withhold Authority to Vote for All Nominees

Instruction: To withhold authority to vote for any Nominee, write that Nominee’s name on the line immediately below.
____________________________________________________________________________________________________

Proposal No. 2 – To ratify the Board of Directors’ appointment of Cordovano and Harvey, as the Company’s independent auditors for the fiscal year ending September 30, 2003.

For            Against            Abstain

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

NOTE: This Proxy should be marked, dated and signed by each shareholder(s) exactly as his or her or its name appears on the stock certificate(s), and returned in the enclosed postage-paid envelope.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If you do not sign and return this proxy or attend the meeting and vote by ballot, your shares cannot be voted. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign where indicated. You need not mark any boxes.

When shares of Common Stock are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.

DATED: ___________________________, 2003.

Print name(s) exactly as shown on Stock Certificate

________________________________ ________________________________
Signature (and Title, if any) Signature (if held jointly)